                                WARRANT AGREEMENT

         THIS AGREEMENT, dated as of November 19, 1993, by and between ALFIN, INC., a New York corporation having its principal place of business at 720 Fifth Avenue, New York, New York 10019 (the "Company") and ADRIENNE NEWMAN, an individual residing at 2 East End Avenue, Penthouse C, New York, New York 10021 ("Executive").


                              W I T N E S S E T H:


         WHEREAS, simultaneously with the execution of this Agreement, the Company and Executive are executing Amendment No. 2 to Executive's employment agreement (the "Employment Agreement");

         WHEREAS, as additional compensation to Executive under the Employment Agreement, the Company desires to grant Executive, subject to ratification by the vote of a majority of the Company's shareholders, warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares of the common stock, $.01 per value per share, of the Company (the "Common Stock"), in accordance with the terms and conditions hereinafter set forth; and

         WHEREAS, this Agreement shall only become effective when and if the shareholders of the Company ratify the execution of this Warrant Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Grant of Warrants. (a) As additional consideration for Executive's agreeing to amend the Employment Agreement, the Company hereby grants to Executive, subject to ratification by the vote of a majority of the Company's stockholders, Warrants to purchase all or part of an aggregate of 1,000,000 fully paid and non-assessable shares of the Company's Common Stock at a purchase price of $1.25 per share, which represents the closing price per share of the Common Stock on the American Stock Exchange on the date hereof.

                  (b) Of the 1,000,000 Warrants, 500,000 may be exercised at any time commencing on the date of shareholder approval as contemplated by Section 5 ("Approval Date") through November 15, 1998. The balance shall become exercisable, assuming shareholder approval, at the rate of 125,000 shares per fiscal year (August 1 through July 31) if pre-tax profits of the Company exceed $2,000,000 for fiscal 1995, $2,000,000 for fiscal 1996, $2,500,000 for fiscal
1997 and $2,500,000 for fiscal 1998. Any Warrants not earned in a given fiscal year shall be cancelled. No Warrants shall be earned for any fiscal year in which Executive has no been continuously employed. Each 125,000 Warrants earned shall be exercisable for a period of three years from the end of the fiscal year on which they were earned.

                  (c) The Warrants are not transferable by Executive otherwise than by will or the laws of descent and distribution and are exercisable during her lifetime, only by Executive.

                  (d) If Executive shall cease being an employee of the Company by reason of death, the person or persons to whom the Warrants are transferred by will or the laws of descent and distribution may exercise the Warrants to the extent that Executive was entitled to do so on the date of her death, at any time thereafter through the date of expiration of the Warrants.

         2. Exercise of Warrants. (a) The Warrants may be exer- cised only by written notice to the Secretary of the Company. Such notice shall state the election to exercise the Warrants and the number of Warrants in respect of which it is being exercised and shall be signed by Executive. The certificates for the shares as to which the Warrants shall have been exercised will be registered only in the name of the person exercising the Warrants. In the event the Warrants become exercisable by another person upon the death of Executive, the notice of exercise shall be accompanied by appropriate proof of the right to exercise the Warrants.

                  (b) At the time of exercise of the Warrants and prior to the delivery of the underlying shares of Common Stock, Executive shall pay in cash to the Company the aggregate exercise price for all shares purchased pursuant to an exercise of the Warrants. All payments shall be made by certified check or bank cashier's check payable to the order of the Company. Executive shall not have any of the rights and privileges (including, without limitation, voting and dividend rights) of a shareholder of the Company with respect to the shares issuable upon any exercise of the Warrants unless and until such shares have been issued and certificates representing such shares shall have been delivered to her.

         3. Purchase for Investment and Transferability of Common Stock Underlying the Warrants.

                  (a) Executive represents and acknowledges that (i) she will acquire any shares of Common Stock issued upon any exercise of the Warrants for her own account for investment only and not with a view to any resale or distribution thereof to other persons, (ii) she has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of the investment represented by such shares; and (iii) she is able to bear the economic risks of such investment, including, without limitation, the risk that such investment may have to be held indefinitely by her and the risk of complete loss of the investment.

                  (b) The Company has not registered and does not currently intend to register under the Securities Act of 1933, as amended (the "Act"), or any state law, any shares of Common Stock issuable upon any exercise of the Warrants. Executive agrees that any resale of the shares received upon any exercise of the Warrants shall be made in compliance with the registration requirements of the Securities Act and state law or an applicable exemption therefrom and to promptly provide the Company with such representation, certificates and other assurances of compliance with such registration requirements as the Company shall from time to time reasonable request. Until the Company determines, in its sole discretion, that the registration requirements of the Act and state law no longer apply (i) the transfer records of the Company shall bear notations restricting the transfer of the Common Stock issuable upon exercise of the Warrants, (ii) a stop transfer order shall be entered with the Company's transfer agent with respect to such shares and (iii) the certificate representing such shares shall bear the following legends:

                           "The shares represented by this certificate are
                  subject to the restrictions on transfer contained in the Warrant Agreement, dated as of November 19, 1993, between Alfin, Inc. and Adrienne Newman, a copy of which is on file in the office of the Secretary of the Company. No transfer of such shares will be made on the books of the Company unless accompanied by evidence of compliance with the terms and conditions of such Agreement.

                           "The shares represented by this certificate have been
                  purchased for investment within the meaning of the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or state law. Such shares may not be sold, transferred, pledged or hypothecated without an effective registration statement under the Act and state law unless the Company determines, in its sole discretion, that the proposed transaction is exempt from registration."


                  (c) The Company agrees that if it files a registration statement with respect to shares of Common Stock owned by an officer or director of the Company (other than a registration statement on From S-8 or other form which does not include the same information as it would be required in a form for the general registration of securities) it will include within such registration statement the shares of Common Stock underlying the

Warrants granted to Executive to the extent that the Employee then has vested rights under the Warrant Agreement to purchase such shares. The terms for such inclusion shall be equal to the most favorable terms granted to any officer or director included in such registration statement.

         4. Protection Against Dilution. If, prior to the delivery by the Company of all of the shares of Common Stock underlying the Warrants, the number of outstanding shares of Common Stock of the Company shall be changed through the declaration of stock dividends, stock splits, recapitalization or other changes affecting the outstanding Common Stock, the remaining number of shares of Common Stock underlying the Warrants and the purchase price thereof shall be appropriately adjusted by the Company.

         5. Ratification by Shareholders. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall be submitted to the shareholders of the Company for their ratification no later than the next annual meeting of shareholders and the Warrants may not be exercised an no Common Stock will be issued hereunder until this Agreement has been ratified by a majority vote of the shareholders.

         6. Miscellaneous. (a) The Company shall have final authority to interpret and construe this Agreement and to make any and all determinations under it, and its decisions shall be binding and conclusive upon Executive and her legal representatives in respect of any questions arising under this Agreement.

                  (b) Any notice to be given to the Company hereunder shall be addressed to the Secretary of the Company at 720 Fifth Avenue, New York, New York 10019, and any notice to be given to Executive shall be in writing addressed to her at her residence as it may appear on the records of the Company or at such other address as either as either party may hereafter designate in writing to the other.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and any of their permitted successors, but this Agreement shall not be assignable by Executive.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date and year first above written.

                                        ALFIN, INC.

                                        By: /s/ Mayer Moyal
                                           ______________________________
                                              Mayer Moyal, Chairman

                                            /s/ Adrienne Newman
                                        _________________________________
                                                 Adrienne Newman